UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2013

Date of reporting period: June 30, 2013

Item 1. Reports to Stockholders.

The Advisors’ Inner Circle Fund

HAMLIN HIGH DIVIDEND EQUITY FUND

Semi-Annual Report	June 30, 2013

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-HHD-FUND; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013

Dear Shareholders:

Performance and Portfolio Changes

The stock market and the Hamlin High Dividend Equity Fund increased in value over the last three months despite Federal Reserve (“Fed”) Chairman Bernanke’s effort to prepare investors for slower central bank bond purchases. An improving housing market, decent first quarter earnings calls in April, and positive equity mutual fund flows trumped weakening Chinese economic data and a rise in market interest rates. Our income-producing equities performed well during the S&P 500 Index’s overdue -7.5% peak-to-trough correction that began in late May. The institutional class of our income-oriented fund outperformed the market in the second quarter, returning 4.87% versus the S&P 500 Index’s 2.91%. Year to date the institutional class has returned 17.19% vs 13.82% for the S&P 500. While we are pleased with the Fund’s performance for the quarter and year to date, please remember that we are not managing the fund to track or beat the S&P 500 Index. We don’t select securities to align with any index’s sector weightings or holdings. We aim to construct a quality portfolio with high current income.

The largest sector contributors to performance in the quarter were Technology, Industrials, and Consumer Discretionary. Our Telecom, Consumer Staples and Energy sector investments lagged. The Largest individual stock performance contributors were Seagate Technology, Exelis, Gamestop, Lockheed Martin, and PVR Partners. Baytex Energy, Canadian Oil Sands, Nucor, Leggett & Platt, and H&R Block were the weakest performers. We are excited about five new purchases: Dow Chemical, Federated Investors, Corrections Corp of America, Ryman Hospitality and Dorchester Minerals. On average these new investments yielded 5.1% at purchase. Meanwhile, the S&P 500 has a current yield of 2.1% as of 6/30/2013. All five display characteristics consistent with Hamlin’s focus on sustainable dividend paying companies. During the quarter we sold Conagra, Unilever and Gamestop.

Outlook

The wall of worry seems to be growing. As interest rates rise, the value of future cash flows decline. Should rates climb more sharply, bonds may eventually become an attractive substitute for equities. The cost of servicing our nation’s $17 trillion of debt increases, perhaps pressuring critical national defense and entitlement budgets. Higher US bond yields could also drag Italian and Spanish yields higher, re-igniting the EU debt crisis domino theory. In addition to these concerns, we are worried that the price of copper, dismal mining sector stock performance, and the tanking Shanghai Composite may signal that China — the world’s engine of

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013

economic growth — is sputtering. The recent downward US Q2 GDP revision to a paltry 1.8% annual growth rate and disappointing revenue results for May quarter reporters — Oracle and Walgreen — suggest negative earnings revisions for corporate America in mid-July.

While these stock market headwinds are daunting, there are offsetting forces at work. The discussion of tapering of monthly bond purchases by the Fed and rising Treasury yields suggest that both Ben Bernanke and the omniscient bond market anticipate stronger economic growth. Removal of the monetary punch bowl may require adjustment, but investors should hail an economy no longer in need of life support. Less demand for bonds from the Fed on top of the recent spike in 10-year treasury yields should accelerate a nascent rotation from bond funds to equities. We suspect that many professional asset allocators are both concerned about the bubble-like flows into fixed income funds and mindful that equity earnings yields of 7%2 trump most corporate bond yields. Price to earnings multiples do not appear excessive — the S&P 500 currently trades at 14.0x1, below its long-term average of 15.8x.1 Finally, dividend growth has remained rampant, leaving room for the market to grind higher. Thanks to high cash balances and historically depressed dividend to earnings payout ratios, corporate America has been aggressively growing cash distributions to shareholders. Led by Caterpillar’s 15% boost (a $200 million increase to the company’s annual payout), Target’s 19% bump (a $179 million increase), and many others so far this year, we expect S&P 500 dividends per share to be approximately $35 in 20133. Applying the ten-year average 2% dividend yield to $35 in dividends per share suggests that the index could climb to 1,750 over the next six to twelve months.

So what happens from here? 2004, the beginning of the most recent Fed tightening cycle, may be a road map to consider. REITs and utilities sold off significantly in April as the market anticipated a June Fed Funds rate increase by then Fed Chairman Alan Greenspan. Eventually the broader market followed the lead of the rate-sensitive sectors, correcting a mild 6.5% over a five-month period. We expect a similar pattern; the dip might be a tad deeper, and we are preparing for a volatile basing period. It takes time to adjust as investors confront a real-time downtick in central bank accommodation before we observe tangible evidence of economic growth and earnings acceleration.

1	Based on consensus EPS estimates for the next 12 months. Source: FactSet and Barclays equity strategy department.

2	Based on S&P 500 earnings estimate of $109.35 divided by the June 30, 2013 S&P 500 closing price of 1,606. Source: Factset

3	This is the estimate for the 2013 S&P 500 dividend per share per Factset

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013

While ever mindful of the macro-economic investment climate, we spend most of our time on security-specific research. Recall that Hamlin stocks are picked with an aim to pay us a compensatory and growing cash return, and should be managed by executives who demonstrate a commitment to increase future dividend payouts. We invest primarily in businesses with high dividend yields, manageable debt loads, above-average returns on equity, and ample free cash flow-to-dividend coverage ratios. We still believe that miniscule money market interest rates are confounding income-hungry retirees. We think that aging Americans and their investment advisors will favor the very same high-income stocks that we are purchasing for the mutual fund, particularly given the sector’s potential tax advantage.

Fund (Inception Date) as of June 30, 2013	One Month	Three Month	Year to Date	Cumulative Inception to Date
High Dividend Equity Fund, Institutional (3/30/12)	(0.12)%	4.87%	17.19%	21.65%
High Dividend Equity Fund, Investor (3/30/12)	(0.12)%	4.83%	16.96%	20.99%

Performance data quoted represents past performance and does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-855-HHD-FUND.

Yours truly,

Hamlin Capital Management, LLC

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

SECTOR WEIGHTINGS †

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 92.6%

	Shares	Value
CONSUMER DISCRETIONARY — 13.0%
Cinemark Holdings	68,470	$1,911,682
Garmin	71,310	2,578,570
H&R Block	70,820	1,965,255
Hasbro	53,465	2,396,836
Leggett & Platt	47,435	1,474,754
Meredith	26,305	1,254,749
National CineMedia	140,205	2,368,062
Thomson Reuters	85,845	2,795,972

		16,745,880

ENERGY — 14.8%
Alliance Resource Partners LP (A)	44,295	3,128,556
Baytex Energy	84,945	3,061,418
Canadian Oil Sands	228,640	4,234,413
ConocoPhillips	60,920	3,685,660
Dorchester Minerals	41,731	1,021,992
PVR Partners LP (A)	143,635	3,921,235

		19,053,274

FINANCIALS — 15.2%
Arthur J Gallagher	27,430	1,198,417
Corrections Corp of America REIT	73,715	2,496,727

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Federated Investors, Cl B	98,510	$2,700,159
FNB	321,715	3,886,317
Hospitality Properties Trust REIT	142,780	3,752,258
People’s United Financial	266,145	3,965,561
Plum Creek Timber REIT	23,055	1,075,977
Ryman Hospitality Properties REIT	13,310	519,223

		19,594,639

HEALTH CARE — 9.0%
AbbVie	86,255	3,565,782
GlaxoSmithKline ADR	75,025	3,748,999
Merck	92,590	4,300,805

		11,615,586

INDUSTRIALS — 6.7%
Eaton	32,705	2,152,316
Exelis	206,630	2,849,428
Lockheed Martin	34,280	3,718,009

		8,719,753

INFORMATION TECHNOLOGY — 13.3%
Cypress Semiconductor	238,360	2,557,603
Diebold	78,135	2,632,368
Intel	178,890	4,332,716
Microchip Technology	100,470	3,742,507
Seagate Technology	86,235	3,865,915

		17,131,109

MATERIALS — 14.8%
Dow Chemical	115,730	3,723,034
EI du Pont de Nemours	69,590	3,653,475
LyondellBasell Industries, Cl A	51,570	3,417,028
Nucor	86,020	3,726,387
Sonoco Products	95,720	3,309,040
Tronox, Cl A	61,005	1,229,251

		19,058,215

TELECOMMUNICATION SERVICES — 2.9%
AT&T	104,510	3,699,654

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

COMMON STOCK — continued

	Shares	Value
UTILITIES — 2.9%
Suburban Propane Partners LP (A)	82,390	$3,827,015

TOTAL COMMON STOCK (Cost $108,531,000)		119,445,125

SHORT-TERM INVESTMENT(B) — 6.7%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.02% (Cost $8,552,079)	8,552,079	8,552,079

TOTAL INVESTMENTS — 99.3% (Cost $117,083,079)		$127,997,204

Percentages are based on Net Assets of $128,948,928.
(A)	Securities considered Master Limited Partnership. At June 30, 2013, these securities amounted to $10,876,806 or 8.4% of Net Assets.
(B)	The reporting rate is the 7-day effective yield as of June 30, 2013.
ADR	— American Depositary Receipt
Cl	— Class
LP	— Limited Partnership
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $117,083,079)	$127,997,204
Receivable for Capital Shares Sold	1,772,262
Receivable for Investment Securities Sold	792,714
Dividend and Interest Receivable	230,400
Prepaid Expenses	19,348

Total Assets	130,811,928

Liabilities:
Payable for Investment Securities Purchased	1,491,808
Income Distributions Payable	119,771
Payable for Capital Shares Redeemed	108,021
Payable due to Adviser	72,725
Payable due to Administrator	8,219
Shareholder Servicing Fees Payable (Investor Class Shares)	5,849
Distribution Fees Payable (Investor Class Shares)	2,862
Chief Compliance Officer Fees Payable	1,859
Other Accrued Expenses and Other Payables	51,886

Total Liabilities	1,863,000

Net Assets	$128,948,928

Net Assets Consist of:
Paid-in-Capital	$114,822,715
Undistributed Net Investment Income	262,602
Accumulated Net Realized Gain on Investments	2,949,486
Net Unrealized Appreciation on Investments	10,914,125

Net Assets	$128,948,928

Net Asset Value and Offering Price Per Share- Institutional Class Shares ($117,144,943 ÷ 6,550,038 shares)	$17.88

Net Asset Value and Offering Price Per Share- Investor Class Shares ($11,803,985 ÷ 661,058 shares)	$17.86

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
FOR THE SIX MONTHS ENDED
JUNE 30, 2013
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$1,962,011
Less: Foreign Taxes Withheld	(40,156)

Total Investment Income	1,921,855

Expenses:
Investment Advisory Fees	484,925
Administration Fees	49,589
Shareholder Servicing Fees (Investor Class Shares)	12,918
Distribution Fees (Investor Class Shares)	12,918
Trustees’ Fees	6,559
Chief Compliance Officer Fees	4,006
Transfer Agent Fees	39,091
Registration and Filing Fees	20,447
Offering Costs	16,887
Legal Fees	14,721
Printing Fees	11,901
Audit Fees	10,898
Custodian Fees	2,479
Other Expenses	5,000

Total Expenses	692,339

Less:
Waiver of Investment Advisory Fees	(181,117)

Net Expenses	511,222

Net Investment Income	1,410,633

Net Realized Gain on Investments	2,995,438

Net Change in Unrealized Appreciation on Investments	9,609,178

Net Realized and Unrealized Gain on Investments	12,604,616

Net Increase in Net Assets Resulting from Operations	$14,015,249

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2013 (Unaudited)	Period Ended December 31, 2012*

Operations:
Net Investment Income	$1,410,633	$610,861
Net Realized Gain (Loss) on Investments	2,995,438	(130,767)
Net Change in Unrealized Appreciation on Investments	9,609,178	1,304,947

Net Increase in Net Assets Resulting From Operations	14,015,249	1,785,041

Dividends:
Dividends from Net Investment Income:
Institutional Class Shares	(1,065,995)	(447,659)
Investor Class Shares	(82,036)	(56,280)
Distributions from Net Capital Gains:
Institutional Class Shares	(20,076)	—
Investor Class Shares	(2,031)	—

Total Dividends and Distributions	(1,170,138)	(503,939)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	56,575,929	55,192,421
Reinvestment of Distributions	944,751	346,492
Redemption Fees—Note 2	68	2,711
Redeemed	(7,290,676)	(987,654)

Increase in Net Assets From Institutional Class Shares Transactions	50,230,072	54,553,970

Investor Class Shares:
Issued	3,310,051	8,385,820
Reinvestment of Distributions	83,723	56,279
Redeemed	(1,694,731)	(102,469)

Increase in Net Assets From Investor Class Shares Transactions	1,699,043	8,339,630

Net Increase in Net Assets From Share Transactions	51,929,115	62,893,600

Total Increase in Net Assets	64,774,226	64,174,702

Net Assets:
Beginning of Period	64,174,702	—

End of Period (including undistributed net investment income of $262,602 and $0 respectively)	$128,948,928	$64,174,702

*	Commenced operations on March 30, 2012.
(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—“are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Six Months Ended June 30, 2013 (Unaudited)		Period Ended December 31, 2012‡
Institutional Class Shares
Net Asset Value, Beginning of Period	$15.40		$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.25		0.41
Net Realized and Unrealized Gain	2.39		0.16	**

Total from Investment Operations	2.64		0.57

Dividends and Distributions:
Net Investment Income	(0.16)		(0.17)
Net Realized Gain	(0.00	)(1)	—

Total Dividends and Distributions	(0.16)		(0.17)

Redemption Fees	—		0.00	(1)

Net Asset Value, End of Period	$17.88		$15.40

Total Return†	17.19%		3.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$117,145		$55,537
Ratio of Expenses to Average Net Assets	1.00	%††	1.00	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements)	1.37	%††	2.69	%††
Ratio of Net Investment Income to Average Net Assets	2.96	%††	3.58	%††
Portfolio Turnover Rate^	23%		32%

*	Per share calculations were performed using average shares for the period.
**	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived a portion of its fee and/or reimbursed other expenses.
††	Annualized.
^	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Amount represents less than $0.01 per share.
‡	Commenced operations on March 30, 2012.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period

	Six Months Ended June 30, 2013 (Unaudited)		Period Ended December 31, 2012‡
Investor Class Shares
Net Asset Value, Beginning of Period	$15.38		$15.00

Income from Investment Operations:
Net Investment Income*	0.21		0.37
Net Realized and Unrealized Gain	2.40		0.14	**

Total from Investment Operations	2.61		0.51

Dividends and Distributions:
Net Investment Income	(0.13)		(0.13)
Net Realized Gain	(0.00	)(1)	—

Total Dividends and Distributions	(0.13)		(0.13)

Redemption Fees	—		—

Net Asset Value, End of Period	$17.86		$15.38

Total Return†	16.96%		3.45%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$11,804		$8,637
Ratio of Expenses to Average Net Assets	1.50	%††	1.50	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.88	%††	3.19	%††
Ratio of Net Investment Income to Average Net Assets	2.47	%††	3.21	%††
Portfolio Turnover Rate ^	23%		32%

*	Per share calculations were performed using average shares for the period.
**	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived a portion of its fee and/or reimbursed other expenses.
††	Annualized.
^	Portfolio turnover rate is for the period indicated and has not been annualized.
‡	Commenced operations on March 30, 2012. Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 46 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek high current income and long-term capital gain. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2013, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of June 30, 2013, all of the Fund’s investments are Level 1. For details of the investment classification, reference the Schedule of Investments. For the six months ended June 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended June 30, 2013, there were no Level 3 securities.

For the six months ended June 30, 2013, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended June 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve months from inception of the Fund. As of June 30, 2013, the Fund’s offering cost have been fully amortized.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. For the six months ended June 30, 2013, the Fund retained fees of $68. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to the higher of $100,000 per fund, plus $15,000 per additional class over two classes or 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% on assets in excess of $1 billion of the Fund’s average daily net assets.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. For the six months ended June 30, 2013, the Fund’s Investor Class Shares incurred $12,918 of distribution fees, an effective rate of 0.25%.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the six months ended June 30, 2013, the Fund’s Investor Class Shares incurred $12,918 of shareholder servicing fees, an effective rate of 0.25%.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Institutional Class Shares’ average daily net assets until April 30, 2014. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Investor Class Shares’ average daily net assets until April 30, 2014. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2014. In addition, if at any point total annual fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. At June 30, 2013, pursuant to the above, the amount of previously waived and reimbursed fees for the Fund for which the Adviser may seek repayment was $471,860.

Expense Deferred in Period Ending, June 30:	Subject to Repayment until June 30:	Hamlin High Dividend Equity Fund
2012	2015	$102,745
2013	2016	369,115

Total		$471,860

6.	Share Transactions:

	Six Months Ended June 30, 2013	Period Ended December 31, 2012*
Share Transactions:
Institutional Class Shares
Issued	3,322,411	3,647,771
Reinvestment of Distributions	52,811	22,820
Redeemed	(430,816)	(64,959)

Net Institutional Class Shares Capital Share Transactions	2,944,406	3,605,632

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

	Six Months Ended June 30, 2013	Period Ended December 31, 2012*
Investor Class Shares
Issued	196,262	564,375
Reinvestment of Distributions	4,688	3,718
Redeemed	(101,372)	(6,613)

Net Investor Class Shares Capital Share Transactions	99,578	561,480

Net Increase in Shares Outstanding From Share Transactions	3,043,984	4,167,112

*	Commenced operations on March 30, 2012

7.	Investment Transactions:

For the six months ended June 30, 2013, the Fund made purchases of $73,343,941 and sales of $20,332,921 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the period ended December 31, 2012 was as follows:

Ordinary Income
2012	$503,939

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$36,486
Unrealized Appreciation	1,244,616

Total Distributable Earnings	$1,281,102

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at June 30, 2013, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$117,083,079	$12,588,987	$(1,674,862)	$10,914,125

9.	Concentration of Risks:

The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Other:

At June 30, 2013, 81% of Institutional Class Shares total shares outstanding were held by two record shareholders and 90% of Investor Class Shares total shares outstanding were also held by one record shareholder each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013
(Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited) – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Annualized Expense Ratios	Expenses Paid During Period*
Hamlin High Dividend Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,172.60	1.00%	$5.39
Investor Class Shares	1,000.00	1,169.70	1.50	8.07

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.84	1.00%	$5.01
Investor Class Shares	1,000.00	1,017.36	1.50	7.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 6th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-SA-001-0200

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 5, 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: September 5, 2013